Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): June 27, 2003.

Air-Q Wi-Fi Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-0623010	33-19961
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7635 Jefferson Highway, Suite 309, Baton Rouge, Louisiana 70809
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 927-1697

Covenant Financial Corporation, 1215 East I-30, Greenville, Texas 75402
(Former name or former address, if changed since last report)

Form 8-K
Air-Q Wi-Fi Corporation

Item 5. Other Events and Regulation FD Disclosure.
On June 27, 2003, Air-Q Wi-Fi Corporation announced that had been assigned a new trading symbol for trading on the OTC Bulletin Board. Our new trading symbol is “AQWF.OB”.
On June 27, 2003, we issued the press release reproduced below:
Air-Q Wi-Fi Corporation Assigned New Trading Symbol - AQWF.OB
AQWF.OB Trading to Begin at Market Open on Monday, June 30

BATON ROUGE, La, June 27, 2003 -- Air-Q Wi-Fi Corporation (formerly Covenant Financial Corporation) (OTCBB: AQWF.OB), a Wi-Fi (wireless fidelity) Internet access provider, announced today that it has been assigned a new trading symbol - AQWF.OB. The new trading symbol is to become effective at the open of the market on Monday, June 30, 2003.

The company’s new management changed the corporate name to “Air-Q Wi-Fi Corporation” to better reflect the new business plan. Air-Q will operate as a provider of wireless Internet access service to business and residential customers. Air-Q’s first market is Baton Rouge, Louisiana, where system engineering is underway. The first beta-customers are expected to be online by the middle of August 2003.

About Air-Q Wi-Fi Corporation

Air-Q Wi-Fi Corporation (formerly Covenant Financial Corporation) is a development-stage company that has begun to establish its first wireless Internet access system in Baton Rouge, Louisiana. Air-Q’s “Wi-Fi” Internet access systems will operate on a platform comprised of Wi-Fi standard equipment that has been configured in a proprietary manner. The term “Wi-Fi” (wireless fidelity) refers to an industry standard for wireless equipment that meets published 802.11(x) standards. Wi-Fi equipment operates in unlicensed spectra, such as 2.4 and 5.8 Ghz. Air-Q’s business plan focuses on the marketing of its wireless Internet access services to businesses and residential customers.

Forward-Looking Statements

Some information in this release is forward looking. These forward-looking statements may be affected by the risks and uncertainties in Air-Q’s business. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of Air-Q’s Securities and Exchange Commission filings. Air-Q wishes to caution readers that certain important factors may have affected and could in the future affect its actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of Air-Q. There are many factors that will determine whether Air-Q will be successful in its wireless Internet endeavors, including, without limitation, access to adequate capital, consumer acceptance of its products and services and the ability of Air-Q to provide timely customer installation services. Air-Q undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

For further information please contact: David Loflin, President of Air-Q Wi-Fi Corporation: dloflin@air-q.com.
* * * * END OF PRESS RELEASE * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: June 27, 2003.	AIR-Q WI-FI CORPORATION

By:	/s/ DAVID LOFLIN
David Loflin President